Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2014	2013					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q

Sales	$10,264	$10,671	$11,010	$11,032	$11,319	$44,033	-4%

Costs, Expenses and Other
Materials and production	3,903	3,959	4,284	4,104	4,607	16,954	-1%
Marketing and administrative	2,734	2,987	3,140	2,803	2,982	11,911	-8%
Research and development	1,574	1,907	2,101	1,660	1,836	7,503	-17%
Restructuring costs	125	119	155	870	565	1,709	5%
Equity income from affiliates	(124)	(133)	(116)	(102)	(53)	(404)	-7%
Other (income) expense, net	(39)	282	201	172	157	815	*
Income Before Taxes	2,091	1,550	1,245	1,525	1,225	5,545	35%
Income Tax (Benefit) Provision	360	(66)	310	375	410	1,028
Net Income	1,731	1,616	935	1,150	815	4,517	7%
Less: Net Income Attributable to Noncontrolling Interests	26	23	29	26	34	113
Net Income Attributable to Merck & Co., Inc.	$1,705	$1,593	$906	$1,124	$781	$4,404	7%
Earnings per Common Share Assuming Dilution	$0.57	$0.52	$0.30	$0.38	$0.26	$1.47	10%

Average Shares Outstanding Assuming Dilution	2,971	3,053	3,010	2,960	2,959	2,996
Tax Rate	17.2%	-4.3%	24.9%	24.6%	33.5%	18.5%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2013

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

		Acquisition-	Restructuring	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Subtotal		Non-GAAP

Sales	$10,671					$10,671

Costs, Expenses and Other
Materials and production	3,959	1,184	43	1,227		2,732
Marketing and administrative	2,987	23	17	40		2,947
Research and development	1,907	30	15	45		1,862
Restructuring costs	119		119	119		—
Equity income from affiliates	(133)			—		(133)
Other (income) expense, net	282			—		282
Income Before Taxes	1,550	(1,237)	(194)	(1,431)		2,981
Taxes on Income	(66)			(439	)(3)	373
Net Income	1,616			(992)		2,608
Less: Net Income Attributable to Noncontrolling Interests	23			—		23
Net Income Attributable to Merck & Co., Inc.	$1,593			$(992)		$2,585
Earnings per Common Share Assuming Dilution	$0.52					$0.85

Average Shares Outstanding Assuming Dilution	3,053					3,053
Tax Rate	-4.3%					12.5%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions. Amounts included in marketing and administrative expenses reflect merger integration costs. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items, as well as a benefit of approximately $160 million associated with the resolution of a previously disclosed federal income tax issue.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2014

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	1Q14	1Q13	% Change	1Q14	1Q13	% Change	1Q14	1Q13	% Change

TOTAL SALES (1)	$10,264	$10,671	-4	$4,146	$4,215	-2	$6,119	$6,457	-5
PHARMACEUTICAL	8,451	8,891	-5	3,130	3,256	-4	5,321	5,635	-6
Primary Care and Women’s Health
Cardiovascular
Zetia	611	629	-3	323	334	-3	288	295	-3
Vytorin	361	394	-8	120	156	-23	241	238	1
Diabetes
Januvia	858	884	-3	474	462	3	384	422	-9
Janumet	476	409	16	213	197	8	263	212	24
General Medicine & Women’s Health
NuvaRing	168	151	11	103	89	15	65	62	5
Follistim AQ	110	122	-10	34	41	-17	76	81	-6
Dulera	102	68	49	97	66	47	5	3	90
Implanon	102	84	21	60	42	41	42	42
Hospital and Specialty
Hepatitis
Peglntron	112	126	-11	4	9	-53	108	117	-7
Victrelis	59	110	-46	5	37	-87	54	73	-25
HIV
Isentress	390	362	8	190	187	2	199	175	14
Hospital
Cancidas	166	162	3	7	7	4	159	156	2
Invanz	114	110	4	60	54	11	55	57	-3
Noxafil	74	65	13	20	18	8	55	47	16
Bridion	73	63	16				73	63	16
Primaxin	71	84	-15	3	4	-10	68	80	-16
Immunology
Remicade	604	549	10				604	549	10
Simponi	157	108	45				157	108	45
Other
Cosopt / Trusopt	99	105	-7	1	4	-76	98	102	-4
Oncology
Emend	122	116	5	70	66	7	52	50	4
Temodar	83	216	-62		108	*	83	108	-23
Diversified Brands
Respiratory
Nasonex	312	385	-19	133	150	-11	179	235	-24
Singulair	271	337	-20	5	1	*	266	336	-21
Clarinex	62	61	2	6	6	11	55	55	1
Other
Cozaar / Hyzaar	205	267	-23	6	11	-47	199	256	-22
Arcoxia	128	121	6				128	121	6
Fosamax	123	137	-10	4	5	-23	119	132	-9
Propecia	74	68	8	5	6	-26	69	62	12
Zocor	64	82	-21	5	6	-22	60	76	-21
Remeron	50	52	-4	1	1	-35	50	51	-3
Vaccines
Gardasil	383	390	-2	271	247	10	113	142	-21
ProQuad, M-M-R II and Varivax	280	272	3	240	246	-2	39	26	49
RotaTeq	169	162	4	130	130		39	32	20
Zostavax	142	168	-15	129	152	-15	13	16	-18
Pneumovax 23	101	111	-9	83	86	-4	18	25	-29
Other Pharmaceutical (2)	1,175	1,361	-14	328	328		845	1,030	-18
ANIMAL HEALTH	813	840	-3	177	231	-23	636	609	4
CONSUMER CARE	546	571	-4	390	400	-2	156	171	-9
Claritin OTC	170	177	-4	139	146	-5	31	31	-2
Other Revenues (3)	454	369	23	448	328	37	6	41	-85
Astra	147	262	-44	147	262	-44

* 100% or greater

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $98 million and $53 million on a global basis for first quarter 2014 and 2013, respectively.

(3) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the company divested a substantial portion of its third-party manufacturing sales. Other revenues in the first quarter of 2014 include $232 million of revenue recognized in connection with the sale of U.S. Saphris rights.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

							%
							Change
	1Q14	1Q13	2Q13	3Q13	4Q13	Full Year	1Q

TOTAL PHARMACEUTICAL	$8,451	$8,891	$9,310	$9,475	$9,760	$37,437	-5
United States	3,130	3,256	3,689	4,148	3,761	14,854	-4
% Pharmaceutical Sales	37.0%	36.6%	39.6%	43.8%	38.5%	39.7%
Europe (1)	2,478	2,465	2,343	2,276	2,535	9,619	1
% Pharmaceutical Sales	29.3%	27.7%	25.2%	24.0%	26.0%	25.7%
Japan	835	1,034	948	893	1,074	3,949	-19
% Pharmaceutical Sales	9.9%	11.6%	10.2%	9.4%	11.0%	10.5%
Latin America	538	596	676	628	667	2,567	-10
% Pharmaceutical Sales	6.4%	6.7%	7.3%	6.6%	6.8%	6.9%
Asia Pacific	809	822	874	799	870	3,365	-1
% Pharmaceutical Sales	9.6%	9.2%	9.4%	8.4%	8.9%	9.0%
China	282	271	297	242	293	1,103	4
Eastern Europe/Middle East Africa	415	439	479	431	534	1,883	-5
% Pharmaceutical Sales	4.9%	4.9%	5.1%	4.5%	5.5%	5.0%
Canada	200	245	257	253	276	1,030	-18
% Pharmaceutical Sales	2.4%	2.8%	2.8%	2.7%	2.8%	2.8%
Other	46	34	45	47	43	170	34
% Pharmaceutical Sales	0.5%	0.4%	0.5%	0.5%	0.4%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FIRST QUARTER 2014

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

	1Q14	1Q13
ASTRAZENECA LP	$98	$125
Other (1)	26	8
TOTAL	$124	$133

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	1Q14	1Q13
GARDASIL	$64	$73
OTHER VIRAL VACCINES	25	29
ROTATEQ	17	14
HEPATITIS VACCINES	9	8
ZOSTAVAX	7	—
Other Vaccines	95	106
TOTAL SANOFI PASTEUR MSD SALES	$217	$230

OTHER (INCOME) EXPENSE, NET

	1Q14	1Q13
INTEREST INCOME	$(61)	$(57)
INTEREST EXPENSE	188	184
EXCHANGE LOSSES	34	212
Other, net	(200)	(57)
TOTAL	$(39)	$282